Press Release

S&P Global to Present New Strategic Vision and Medium-Term Financial Targets at Investor Day 2022
Company introduces new enterprise and division financial target model
Strategic emphasis on private markets, sustainability, credit and risk
Reiterates the strength of customer value proposition

NEW YORK, December 1, 2022 -- S&P Global (NYSE: SPGI) will unveil its new strategic direction and growth targets at its 2022 Investor Day today in New York. The event will be the first Investor Day for the combined Company, following the completion of S&P Global’s merger with IHS Markit earlier this year, and the first for the Company in four years.
S&P Global President and Chief Executive Officer Douglas L. Peterson will join members of the Company’s Executive Committee to detail the Company’s plans for achieving sustainable growth in and across its divisions, each with foremost positions across the financial, commodity and automotive data sectors.

"There has never been a more exciting time to lead S&P Global, and over the next three to five years, our strategic focus on Powering Global Markets will form the foundation of our interaction with our customers, investors, and our people,” said Mr. Peterson.

“The combination of our iconic brands delivers unparalleled access to data, insights and intelligence that our customers need to make their most significant decisions, particularly during times of uncertainty and volatility. We are excited about the opportunity to share this evolution of our strategic approach, while we underscore the vital role we play in the markets.”

S&P Global’s multi-year enterprise and divisional strategy will revolve around five key thematic pillars:

•Customer at the Core: Enhance the value delivered to more than 100,000 customers globally by developing integrated, cross-divisional offerings where applicable, and deepening its embedded role in the workflows of existing and new customers.
•Grow and Innovate: Boost investments and generate revenue synergies from six key areas of transformative growth over the next decade, including private markets, sustainability, climate, energy transition, credit and risk management, and emerging markets.
•Data and Technology: Expand the potential of data and technology through innovation, AI and machine learning; enable the success of the integration process; ensure superlative data governance and regulatory compliance; and optimize the company’s technology expenditure.
•Lead and Inspire: Engage the company’s diverse global team to ensure they benefit from future growth through ongoing investments in integration, training, and career opportunities to support their aspirations.
•Execute and Deliver: Accelerate the pace of innovation, revenue growth, adjusted operating margin, and disciplined capital management to deliver greater shareholder value.

Enterprise Financial Target Model

During the event, S&P Global will introduce the following medium-term financial target model, expected to be achieved by 2025-2026:

•Seven to nine percent organic annual revenue growth
•Adjusted operating margin in the range of 48% to 50%, and
•Low to mid-teens annual adjusted diluted EPS growth

The Company is not providing preliminary GAAP expectations for 2023 due to the challenges and impracticability with estimating some of the necessary components of GAAP measures.

The Company will provide a look at its preliminary non-GAAP pro forma adjusted expectations for 2023. Based on an assumption of a mild recession in the US and Europe during the first half of 2023: non-GAAP pro forma adjusted organic revenue growth in the range of 6.5% to 8.0%, non-GAAP pro forma adjusted operating profit margin in the range of 45% to 47%, and low double-digit non-GAAP pro forma adjusted diluted EPS growth. The Company expects to provide formal 2023 financial guidance, including Division-level expectations, in conjunction with Q4 2022 earnings results in February 2023.

Division Financial Target Models

The Company will also introduce target financial models (also expected to be achieved by 2025-2026) for each Division, as follows:

•Market Intelligence: Organic annual revenue growth in the range of 7% to 9% and Adjusted Operating Profit Margin in the range of 35% to 37%
•Ratings: Organic annual revenue growth in the range of 6% to 9% and Adjusted Operating Profit Margin in the range of 58% to 60%
•Commodity Insights: Organic annual revenue growth in the range of 7% to 9% and Adjusted Operating Profit Margin in the range of 48% to 50%

•Mobility: Organic annual revenue growth in the range of 7% to 9% and Adjusted Operating Profit Margin in the range of 41% to 43%
•S&P Dow Jones Indices: Organic annual revenue growth above 10% and Adjusted Operating Profit Margin in the range of 67% to 69%

"We have full confidence in our ability to achieve these ambitious medium-term targets, which reflect the resilience of our financial model, the ability to accelerate growth and innovation by continued investments, and our focus to deliver unparalleled value for our customers,” said S&P Global Chief Financial Officer Ewout Steenbergen.

Access Details for Webcast

Attendance at the in-person event is by invitation only. Any interested parties may tune in to the live video webcast.

Investor Day will begin streaming live on December 1, 2022 at 1:00 p.m. EST and will conclude by 5:00 p.m. EST. The video webcast will be available, live and in replay for one year, at investorday2022.spglobal.com (please copy and paste URL into web browser). Discussions may include forward-looking information.

The presenters' slides will be posted to the Company's Investor Relations website on December 1, 2022 at 12:45 p.m. EST. Additional information presented during Investor Day may be made available at http://investor.spglobal.com.

Event Speakers

S&P Global's Investor Day will include presentations and panel discussions from:

•President and CEO Douglas L. Peterson
•EVP and CFO Ewout Steenbergen
•S&P Global Market Intelligence President Adam Kansler
•S&P Global Ratings President Martina Cheung
•S&P Global Commodity Insights President Saugata Saha
•S&P Global Mobility President Edouard Tavernier
•S&P Dow Jones Indices CEO Dan Draper
•EVP and Chief Information Officer Swamy Kocherlakota
•S&P Global Market Intelligence Chief Technology Officer and Head of Data Science Yaacov Mutnikas
•Kensho CEO Bhavesh Dayalji

About S&P Global
S&P Global (NYSE: SPGI) provides essential intelligence. We enable governments, businesses and individuals with the right data, expertise and connected technology so that they can make decisions with conviction. From helping our customers assess new investments to guiding them through ESG and energy transition across supply chains, we unlock new opportunities, solve challenges and accelerate progress for the world.

We are widely sought after by many of the world’s leading organizations to provide credit ratings, benchmarks, analytics and workflow solutions in the global capital, commodity and automotive markets. With every one of our offerings, we help the world’s leading organizations plan for tomorrow, today.

Contact

Investors:

Mark Grant
Tel: + 1 347 640 1521
mark.grant@spglobal.com

Media:

Ola Fadahunsi
Tel: +1 332 210 9935
ola.fadahunsi@spglobal.com

Comparison of Adjusted Information to U.S. GAAP Information: The Company reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company also refers to and presents certain additional non-GAAP financial measures, within the meaning of Regulation G under the Securities Exchange Act of 1934. These measures are: non-GAAP pro forma adjusted organic revenue guidance, non-GAAP pro forma adjusted operating profit margin guidance, and non-GAAP pro forma adjusted diluted EPS guidance. Reconciliations of these forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items. The Company is not able to provide reconciliations of such forward-looking non-GAAP financial measures because certain items required for such reconciliations are outside of the Company’s control and/or cannot be reasonably predicted. Because of those challenges, reconciliations of such forward-looking non-GAAP financial measures are not available without unreasonable effort.
The Company’s non-GAAP measures include adjustments that reflect how management views our businesses. The Company believes these non-GAAP financial measures provide useful supplemental information that enables investors to better compare the Company’s performance across periods, and management also uses these measures internally to assess the operating performance of its business, to assess performance for employee compensation purposes and to decide how to allocate resources.

However, investors should not consider any of these non-GAAP measures in isolation from, or as a substitute for, the financial information that the Company reports.
Forward-Looking Statements: This press release contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995. These statements, including statements about COVID-19 and the completed merger (the “Merger”) between a subsidiary of the Company and IHS Markit Ltd. (“IHS Markit”), which express management’s current views concerning future events, trends, contingencies or results, appear at various places in this press release and use words like “anticipate,” “assume,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “future,” “intend,” “plan,” “potential,” “predict,” “project,” “strategy,” “target” and similar terms, and future or conditional tense verbs like “could,” “may,” “might,” “should,” “will” and “would.” For example, management may use forward-looking statements when addressing topics such as: the outcome of contingencies; future actions by regulators; changes in the Company’s business strategies and methods of generating revenue; the development and performance of the Company’s services and products; the expected impact of acquisitions and dispositions; the Company’s effective tax rates; and the Company’s cost structure, dividend policy, cash flows or liquidity.
Forward-looking statements are subject to inherent risks and uncertainties. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, among other things:
•worldwide economic, financial, political, and regulatory conditions, and factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., COVID-19), geopolitical uncertainty (including military conflict), and conditions that may result from legislative, regulatory, trade and policy changes;
•the ability of the Company to retain customers and to implement its plans, forecasts and other expectations with respect to IHS Markit’s business and realize expected synergies;
•business disruption following the Merger;
•the Company’s ability to meet expectations regarding the accounting and tax treatments of the Merger;
•the volatility and health of debt, equity, commodities and energy markets, including credit quality and spreads, the level of liquidity and future debt issuances, demand for investment products that track indices and assessments and trading volumes of certain exchange-traded derivatives;
•the demand and market for credit ratings in and across the sectors and geographies where the Company operates;
•the Company’s ability to successfully recover should it experience a disaster or other business continuity problem from a hurricane, flood, earthquake, terrorist attack, pandemic, security breach, cyber attack, data breach, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the ongoing COVID-19 pandemic;
•the Company’s ability to maintain adequate physical, technical and administrative safeguards to protect the security of confidential information and data, and the potential for a system or network disruption that results in regulatory penalties and remedial costs or improper disclosure of confidential information or data;
•the outcome of litigation, government and regulatory proceedings, investigations and inquiries;

•concerns in the marketplace affecting the Company’s credibility or otherwise affecting market perceptions of the integrity or utility of independent credit ratings, benchmarks and indices;
•the effect of competitive products and pricing, including the level of success of new product developments and global expansion;
•the Company’s exposure to potential criminal sanctions or civil penalties for noncompliance with foreign and U.S. laws and regulations that are applicable in the domestic and international jurisdictions in which it operates, including sanctions laws relating to countries such as Iran, Russia, Sudan, Syria and Venezuela, anti-corruption laws such as the U.S. Foreign Corrupt Practices Act and the U.K. Bribery Act of 2010, and local laws prohibiting corrupt payments to government officials, as well as import and export restrictions;
•the continuously evolving regulatory environment, in Europe, the United States and elsewhere around the globe, affecting S&P Global Market Intelligence, S&P Global Ratings, S&P Global Commodity Insights, S&P Global Mobility, S&P Dow Jones Indices, S&P Global Engineering Solutions, and the products those business divisions offer including our ESG products, and the Company’s compliance therewith;
•the Company’s ability to make acquisitions and dispositions and successfully integrate the businesses we acquire;
•consolidation in the Company’s end-customer markets;
•the introduction of competing products or technologies by other companies;
•the impact of customer cost-cutting pressures, including in the financial services industry and the commodities markets;
•a decline in the demand for credit risk management tools by financial institutions;
•the level of merger and acquisition activity in the United States and abroad;
•our ability to attract, incentivize and retain key employees, especially in today’s competitive business environment;
•the level of the Company’s future cash flows and capital investments;
•the impact on the Company’s revenue and net income caused by fluctuations in foreign currency exchange rates; and
•the impact of changes in applicable tax or accounting requirements on the Company.
The factors noted above are not exhaustive. The Company and its subsidiaries operate in a dynamic business environment in which new risks emerge frequently. Accordingly, the Company cautions readers not to place undue reliance on any forward-looking statements, which speak only as of the dates on which they are made. The Company undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances arising after the date on which it is made, except as required by applicable law. Further information about the Company’s businesses, including information about factors that could materially affect its results of operations and financial condition, is contained in the Company’s filings with the SEC, including Item 1A, Risk Factors, in our most recently filed Annual Report on Form 10-K, as supplemented by Item 1A, Risk Factors, in our most recently filed Quarterly Report on Form 10-Q.